Filed pursuant to Rule 497(e)
                                                    File Nos.033-23512, 811-5629


                                  THE GCG TRUST
                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 28, 2001

                                     TO THE

                          PROSPECTUS DATED MAY 1, 2000

                      ------------------------------------

At a Special Telephonic Meeting on February 6, 2001, the Board of Trustees (the "Trustees") of The GCG Trust (the "Trust") approved a Plan of Reorganization (the "Reorganization") to merge the Emerging Markets Series into the Developing World Series, subject to obtaining shareholder approval.

The Emerging Markets Series and the Developing World Series have the same portfolio manager, Baring International Investment Limited, and substantially the same investment objective, policies and fees. If the Reorganization is approved by shareholders of the Emerging Markets Series, the portfolio manager and fees will remain the same.

This Supplement is for informational purposes only. Proxy materials explaining the Reorganization have been filed with the Securities and Exchange Commission. These proxy materials, including a voting instruction card, will be mailed to you on or around March 16, 2001. Directed Services, Inc., the Manager, will bear all expenses associated with the proxy solicitation.

The Reorganization, if approved, is scheduled to take effect on April 27, 2001. On that date, all of your shares of the Emerging Markets Series will be exchanged for shares of the Developing World Series in an amount equal in value to your shares of the Emerging Markets Series. Until that time, you may freely reallocate your account value from the Emerging Markets Series to any other currently available investment option free of reallocation charges and without it being counted as a reallocation.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE